CHOICE II

                                                    CONSENT OF INDEPENDENT AUDITORS

We consent to the  reference  to our firm under the caption  "Independent  Auditors"  and to the use of our reports  dated  February 3,
2003, with respect to the financial  statements of American Skandia Life Assurance  Corporation and March 25, 2003, with respect to the financial  statements  of American  Skandia Life  Assurance  Corporation  Variable  Account B appearing in the  Statement of Additional
Information,  in the  Registration  Statement  (Form N-4 No.  333-08853)  and related  prospectus  of American  Skandia Life  Assurance
Corporation Variable Account B.

                                                              /s/ERNST & YOUNG LLP

Hartford, Connecticut
April 25, 2003